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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  SEPTEMBER 11, 2000
                Date of Report (Date of Earliest Event Reported)

                             HEWLETT-PACKARD COMPANY
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             (Exact name of registrant as specified in its charter)

        DELAWARE                    1-4423                   94-1081436
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(State or other jurisdiction      (Commission             (I.R.S. Employer
      of incorporation)           File Number)           Identification No.)

                    3000 HANOVER STREET, PALO ALTO, CA 94304
              (Address of principal executive offices) (Zip code)

                                 (650) 857-1501
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         On September 11, 2000 we issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, confirming published reports that we are in discussions with PricewaterhouseCoopers ("PwC") with respect to a possible acquisition of PwC's global management and information technology consulting practice. Terms of the transaction have not been agreed upon, and significant issues remain to be resolved.

         PwC is HP's independent accountants, and, as the parties proceed with a transaction, it is expected that the audit engagement will be terminated in light of auditor independence requirements.

         This report and the news release contain forward-looking statements that involve risks, uncertainties and assumptions. The words "expect," "guidance" and similar expressions may identify forward-looking statements. These risks include the possibility that HP and PwC may not consummate the acquisition; the challenge of integrating the PwC and HP consulting businesses; the possibility that the combined businesses may fail to achieve desired synergies and that, after the acquisition, HP as a whole and the consulting business on its own may fail to achieve revenue and profit expectations; the difficulty for HP of transitioning to new independent accountants; and other risks that are described from time to time in HP's other Securities and Exchange Commission reports, including but not limited to the annual report on Form 10-K for the year ended October 31, 1999, and subsequently filed quarterly reports.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1 Press release dated September 11, 2000 entitled "HP Confirms Discussions Regarding Possible Acquisition of PricewaterhouseCoopers' Consulting Business."


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEWLETT-PACKARD COMPANY

Date: September 12, 2000               By:  /s/ Charles N. Charnas
                                            -----------------------------------
                                       Name:  Charles N. Charnas
                                       Title: Assistant Secretary


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                          INDEX TO EXHIBITS FILED WITH
                THE CURRENT REPORT ON FORM 8-K DATED SEPTEMBER 12, 2000

  Exhibit                              Description
-----------   ----------------------------------------------------------------
    99.1           Press release dated September 11, 2000 entitled "HP Confirms
                   Discussions Regarding Possible Acquisition of
                   PricewaterhouseCoopers' Consulting Business."